Inventories	12 Months Ended
Dec. 31, 2019
Inventories
Inventories

11.  Inventories

	December 31, 2019	December 31, 2018
Finished products	2,604	2,797
Work in progress	767	690
Consumable inventory	903	956
Total	4,274	4,443

	Year ended December 31
	2019	2018	2017
Provision (reversal) for net realizable value	24	(4)	86

Finished and work in progress products inventories by segments are presented in note 4(b).

Accounting policy

Inventories are stated at the lower of cost and the net realizable value. The inventory production cost comprises variable and fixed costs, direct and indirect costs of production and are assigned to individual items of inventory on the basis of weighted average costs method. At the end of the reporting period, net realizable value of inventories are assessed and a provision for losses on obsolete or slow-moving inventory may be recognized. The write-downs and reversals are recognized as “Cost of goods sold and services rendered”.